SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 April 26, 2001


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


            1-9466                                         13-3216325
    (Commission File Number)                   (IRS Employer Identification No.)

       3 World Financial Center
          New York, New York                                 10285
        (Address of principal                             (Zip Code)
          executive offices)

                      Registrant's telephone number, including
                              area code: (212) 526-7000

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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 33-53651 as exhibits thereto and are filed as part of this Report.

4.01 Calculation Agency Agreement, dated as of April 26, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's $5,500,000
          SUNS S&P 500 Index Stock Upside Note Securities Due April 26, 2004(filed herewith).

4.02 Global Security representing $5,50000,000 aggregate principal amount of the S&P 500 Index Stock Upside Note Securities Due April 26, 2004 (filed herewith).




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                                                                               3


                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LEHMAN BROTHERS HOLDINGS INC.


                                                By:      /s/ Oliver Budde
                                                          Oliver Budde
                                                          Vice President





Date: April 26, 2001


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                                 EXHIBIT INDEX


Exhibit No.                         Exhibit


4.01 Calculation Agency Agreement, dated as of April 26, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's $5,500,000
          SUNS S&P 500 Index Stock Upside Note Securities Due April 26, 2004(filed herewith).

4.02 Global Security representing $5,500,000 aggregate principal amount of the Corporation's $5,500,000 SUNS S&P 500 Index Stock Upside Note Securities Due April 26, 2004 (filed herewith)